      As filed with the Securities and Exchange Commission on May 27, 1998
                                                     Registration No. 333-50331
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                               AMENDMENT NO. 1 TO
                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                            SFX ENTERTAINMENT, INC.*

             (Exact Name of Registrant as Specified in its Charter)
     * A complete list of registrants is set forth on the following pages

           DELAWARE                       7922                    13-3977880
       (State or Other        (Primary Standard Industrial    (I.R.S. Employer
Jurisdiction of Incorporation     Classification Code          Identification
       or Organization)                  Number)                   Number)

                             ----------------------

                         650 MADISON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 838-3100
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)


                   ROBERT F.X. SILLERMAN, EXECUTIVE CHAIRMAN
                            SFX ENTERTAINMENT, INC.
                         650 MADISON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 838-3100
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                             ----------------------

                         Copy of all Communications to:

                            HOWARD M. BERKOWER, ESQ.
                                BAKER & MCKENZIE
                          805 THIRD AVENUE, 30TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 751-5700


     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                             ----------------------

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                             ----------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

===============================================================================

                              TABLE OF REGISTRANTS

Unless specified otherwise, the mailing address and phone number of the additional registrants is c/o SFX Entertainment, Inc., 650 Madison Avenue, 16th Floor, New York, New York 10022; (212) 838-3100. The agent for service for the additional registrants is Robert F.X. Sillerman, c/o SFX Entertainment, Inc., 650 Madison Avenue, 16th Floor, New York, New York 10022. The primary standard industry classification number for all registrants is 7922.

                                            STATE OR OTHER
                                            JURISDICTION OF    I.R.S. EMPLOYER
NAME, ADDRESS AND TELEPHONE                INCORPORATION OR     IDENTIFICATION
           NUMBER                            ORGANIZATION           NUMBER
---------------------------------------    ----------------    ---------------

SFX Entertainment, Inc.                        Delaware           13-3977880
AKG, Inc.(3)                                  California          94-2628377
American Broadway, Inc.(1)                       Texas            76-0475585
Ardee Festivals N.J., Inc.                    New Jersey          13-3568617
Ardee Productions, Ltd.                        New York           13-2593666

Atlanta Concerts, Inc.                         Delaware           13-3969854
Beach Concerts, Inc.                           New York           13-3155946
BG Presents, Inc.(3)                          California           Pending
BGP Acquisition, L.L.C.                        Delaware            Pending
Bill Graham Enterprises, Inc.(3)              California          94-1734238

Bill Graham Presents, Inc.(3)                 California          94-1650714
Bill Graham Management, Inc.(3)               California          94-3129254
Broadway Concerts, Inc.                        New York           13-3748971
Cooley and Conlon Management Co.                Georgia           58-1762653
Concerts, Inc.(2)                               Nevada            86-0871933

Conn Ticketing Company                        Connecticut         06-1450528
Connecticut Amphitheater Development          Connecticut         06-1416442
    Corporation
Connecticut Concerts Incorporated             Connecticut         13-3748975
Connecticut Performing Arts, Inc.             Connecticut         06-1411118
Connecticut Performing Arts Partners          Connecticut         06-1420929

Contemporary Group Acquisition Corp.           Delaware           13-3991262
Contemporary Group, Inc.(4)                    Missouri           43-1701968
Contemporary Marketing, Inc.(4)                Missouri           43-1248261
Contemporary Productions Incorporated(4)       Missouri           43-1243654
Contemporary Sports Incorporated(4)            Missouri           43-1245258

Deer Creek Amphitheater Concerts, Inc.         Delaware           13-3951407
Deer Creek Amphitheater Concerts, L.P.         Delaware           13-3951407
Delsener/Slater Enterprises, Ltd.              New York           13-2560412
Dumb Deal, Inc.                                New York           13-2892073
Entertainment Performing Arts, Inc.(1)           Texas            76-0297763

                                      (ii)

                                            STATE OR OTHER
                                            JURISDICTION OF    I.R.S. EMPLOYER
NAME, ADDRESS AND TELEPHONE                INCORPORATION OR     IDENTIFICATION
           NUMBER                            ORGANIZATION           NUMBER
---------------------------------------    ----------------    ---------------

Exit 116 Revisited, Inc.                      New Jersey          13-3886101
Festival Productions, Inc.(1)                    Texas            74-1975839
Fillmore Corporation(3)                        Delaware           94-1687122
Fillmore Fingers, Inc.(3)                     California          94-2998317
FPI Concerts, Inc.                             Delaware           13-3933969

GSAC Partners                                  Delaware           76-051636
High Cotton, Inc.                               Georgia           58-1802140
In House Tickets, Inc.                         New York           13-3077977
Irving Plaza Concerts, Inc.                    Delaware           13-3938355
Murat Center Concerts, Inc.                    Delaware           13-3948205

Murat Center Concerts, L.P.                    Delaware           13-3951403
NOC, Inc.                                     Connecticut         13-3738288
Northeast Ticketing Company                   Connecticut         06-1450528
Old PCI, Inc.(1)                                 Texas            76-0392584
PACE AEP Acquisition, Inc.(1)                    Texas            01-477749

PACE Amphitheater Management, Inc.(1)            Texas            76-0474961
PACE Amphitheaters, Inc.(1)                      Texas            76-0250531
PACE Bayou Place, Inc.(1)                        Texas            76-0543571
PACE Communications, Inc.(1)                     Texas            76-0545041
PACE Concerts GP, Inc.(1)                        Texas            76-0522081

PACE Concerts, Ltd.(1)                           Texas            76-0522083
PACE Entertainment Corporation(1)                Texas            74-1545442
PACE Entertainment GP Corp.(1)                   Texas            76-0522082
PACE Entertainment Group, Ltd.(1)                Texas            76-0522084
PACE Milton Keynes, Inc.(1)                      Texas            76-0412384

PACE Motor Sports, Inc.(1)                       Texas            74-1990536
PACE Music Group, Inc.(1)                        Texas            76-0108294
PACE Productions, Inc.(1)                        Texas            76-0287817
PACE Theatrical Group, Inc.(1)                   Texas            76-0235495
PACE Touring, Inc.(1)                            Texas            76-0406630

PACE U.K. Holding Corporation(1)                 Texas            76-0412383
PACE Variety Entertainment, Inc.(1)              Texas            76-0546383
Pavilion Partners                              Delaware           76-0306688
PEC, Inc.(2)                                    Nevada            86-0871934
Polaris Amphitheater Concerts, Inc.            Delaware           13-3948206

                                     (iii)

                                            STATE OR OTHER
                                            JURISDICTION OF    I.R.S. EMPLOYER
NAME, ADDRESS AND TELEPHONE                INCORPORATION OR     IDENTIFICATION
           NUMBER                            ORGANIZATION           NUMBER
---------------------------------------    ----------------    ---------------

PTG-Florida, Inc.(7)                             Texas            58-1812340
QN Corp.                                      Connecticut          Pending
SFX Broadcasting of the Midwest, Inc.          Delaware           13-3950590
SFX Concerts, Inc.                             Delaware           13-3909179
SFX Network Group, L.L.C.                      Delaware            Pending

SJS Entertainment Corporation(5)             Pennsylvania         23-2828323
Shoreline Amphitheatre, Ltd.(3)               California          94-2997795
Shoreline Amphitheatre Partners(3)            California          94-2997214
SM/PACE, Inc.(1)                                 Texas            74-1855786
Southeast Ticketing Company                   Connecticut         06-1450527

Southern Promotions, Inc.                       Georgia           58-1421506
Sunshine Concerts, L.L.C.                      Delaware           13-3951409
Sunshine Designs, Inc.                         Delaware           13-3948203
Sunshine Designs, L.P.                         Delaware           13-3951402
Suntex Acquisition, Inc.                       Delaware           13-3948208

Suntex Acquisition, L.P.                       Delaware           13-3951401
The Album Network, Inc.(6)                    California          93-3297803
Touring Productions, Inc.(1)                     Texas            76-0161212
Tuneful Company, Inc.(1)                         Texas             Pending
Westbury Music Fair, L.L.C.                    Delaware           13-3984613


Wolfgang Records(3)                           California          94-3223917

--------------
The mailing addresses and phone numbers for the indicated registrants are as follows:

(1)   515 Post Oak Boulevard, Suite 300, Houston, Texas 77027; (713) 693-8600.

(2)   1325 Airmotive Way, Suite 130, Reno, Nevada 89502; (702) 322-2221.

(3)   260 Fifth Avenue, San Francisco, California 94142; (415) 541-0800.

(4)   1401 South Brentwood Boulevard, St. Louis, Missouri 63144; (314)
      962-4000.

(5)   116 East 27th Street, 10th Floor, New York, New York 10016; (212)
      679-3200.

(6) 120 North Victory Boulevard, 3rd Floor, Burbank, California; 91502 (818) 955-4000.

(7)   100 South Biscayne Blvd., Suite 1200, Miami, Florida 33131; (305)
      379-2700.

                                      (iv)

                                EXPLANATORY NOTE

         This Amendment No. 1 to the Registration Statement (Reg. No. 333-50331) on Form S-4 makes no change to such registration statement except to file certain exhibits which were not previously included. Such exhibits are identified on the exhibit index included herewith.

                                    PART II

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits.

EXHIBIT  NO. DESCRIPTION

2.1          Distribution Agreement between SFX Entertainment and SFX
             Broadcasting (incorporated by reference to Amendment No. 1 to
             Form S-1 (File No. 333-50079) filed with the SEC)
2.2          Tax Sharing Agreement between SFX Entertainment and SFX
             Broadcasting (incorporated by reference to Amendment No. 1 to
             Form S-1 (File No. 333-50079) filed with the SEC).
2.3          Employee Benefits Agreement between SFX Entertainment and SFX
             Broadcasting (incorporated by reference to Amendment No. 1 to
             Form S-1 (File No. 333-50079) filed with the SEC).
3.1          Amended and Restated Certificate of Incorporation of SFX
             Entertainment (incorporated by reference to Amendment No. 1 to
             Form S-1 (File No. 333-50079) filed with the SEC)
3.2          Bylaws of SFX Entertainment (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43387) filed with the SEC on March 11, 1998).
3.3          Certificate of Amendment to the Certificate of Incorporation of
             the Company, as filed with the Secretary of State of Delaware on
             February 25, 1998 (incorporated by reference to Report on Form 8-K
             (File No. 333-43287) filed with the SEC on March 11, 1998) 3.4
             Certificate of Designations relating to the Series A Preferred
             Stock of the Company as filed with the Secretary of State of
             Delaware on February 27, 1998 (incorporated by reference to Report on Form 8-K (File No. 333-43287) filed with the SEC on March 11,
             1998).
3.5*         Restated Articles of Incorporation of AKG, Inc.
3.6*         Bylaws of AKG, Inc.
3.7+         Articles of Incorporation of American Broadway, Inc.
3.8+         Bylaws of American Broadway, Inc.
3.9+         Certificate of Incorporation of Ardee Festivals N.J., Inc.
3.10+        Bylaws of Ardee Festivals N.J., Inc.
3.11*        Certificate of Incorporation of Ardee Productions, Ltd.
3.12+        Bylaws of Ardee Productions, Ltd.
3.13+        Certificate of Incorporation of Atlanta Concerts, Inc.
3.13A+       Bylaws of Atlanta Concerts, Inc.
3.13B+       Certificate of Incorporation of Beach Concerts, Inc.
3.14+        Bylaws of Beach Concerts, Inc.
3.15+        Certificate of Formation of BGP Acquisition, LLC.
3.16*        Articles of Incorporation of Bill Graham Enterprises, Inc.
3.17+        Amended and Restated Bylaws of Bill Graham Enterprises, Inc.
3.18*        Articles of Incorporation of Bill Graham Management, Inc.
3.19*        Bylaws of Bill Graham Management, Inc.
3.20*        Articles of Incorporation of Bill Graham Presents, Inc.
3.21*        Amended and Restated Bylaws of Bill Graham Presents, Inc.
3.22*        Articles of Incorporation of BG Presents, Inc.
3.23*        Bylaws of BG Presents, Inc.
3.24+        Certificate of Incorporation of Broadway Concerts, Inc.
3.25*        Bylaws of Broadway Concerts, Inc.
3.26*        Articles of Incorporation of Cooley and Conlon Management Co.
3.27*        Bylaws of Cooley and Conlon Management Co.
3.28*        Articles of Incorporation of Concerts, Inc.
3.29*        Bylaws of Concerts, Inc.
3.30*        Certificate of Incorporation of Connecticut Amphitheater
             Development Corporation
3.31*        Bylaws of Connecticut Amphitheater Development Corporation
3.32*        Certificate of Incorporation of Connecticut Concerts, Incorporated.
3.33+        Bylaws of Connecticut Concerts, Incorporated.
3.34+        Certificate of Incorporation of Connecticut Performing Arts, Inc.
3.35*        Bylaws of Connecticut Performing Arts, Inc.
3.36         Reserved
3.37         Reserved
3.38*        Certificate of Incorporation of Contemporary Group Acquisition
             Corp.

3.39+        Bylaws of Contemporary Group Acquisition Corp.
3.40*        Articles of Incorporation of Contemporary Group, Inc. (f/k/a
             Innovative Training and Education Concepts Corp)
3.41+        Bylaws of Contemporary Group, Inc. (f/k/a Innovative Training and
             Education Concepts Corp.)
3.42*        Certificate of Incorporation of Contemporary Marketing, Inc.
3.43*        Bylaws of Contemporary Marketing, Inc.
3.44*        Certificate of Incorporation of Contemporary Productions, Inc.
3.45*        Bylaws of Contemporary Productions, Incorporated
3.46*        Certificate of Incorporation of Contemporary Sports, Incorporated
3.47*        Bylaws of Contemporary Sports, Incorporated
3.48*        Certificate of Incorporation of Deer Creek Amphitheater Concerts,
             Inc.
3.49*        Bylaws of Deer Creek Amphitheater Concerts, Inc.
3.50*        Certificate of Limited Partnership of Deer Creek Amphitheater
             Concerts, LP.
3.51*        Certificate of Incorporation of Delsener/Slater Enterprises, Ltd.
3.52*        Bylaws of Delsener/Slater Enterprises, Ltd.
3.53*        Certificate of Incorporation of Dumb Deal, Inc.
3.54*        Bylaws of Dumb Deal, Inc.
3.55*        Articles of Incorporation of Entertainment Performing Arts, Inc.
3.56*        Bylaws of Entertainment Performing Arts, Inc.
3.57*        Certificate of Incorporation of Exit 116 Revisited, Inc.
3.58*        Bylaws of Exit 116 Revisited, Inc.
3.59+        Articles of Incorporation of Festival Productions, Inc.
3.60++        Bylaws of Festival Productions, Inc.
3.61*        Restated Certificate of Incorporation of Fillmore Corporation
3.62*        Bylaws of Fillmore Corporation
3.63*        Restated Articles of Incorporation of Fillmore Fingers, Inc.
3.64*        Bylaws of Fillmore Fingers, Inc.
3.65*        Certificate of Incorporation of FPI Concerts, Inc.
3.66*        Bylaws of FPI Concerts, Inc.
3.67         Reserved
3.68*        Articles of Incorporation of High Cotton, Inc.
3.69*        Bylaws of High Cotton, Inc.
3.70*        Certificate of Incorporation of In House Tickets, Inc.
3.71*        Bylaws of In House Tickets, Inc.
3.72*        Certificate of Incorporation of Irving Plaza Concerts, Inc.
3.73*        Bylaws of Irving Plaza Concerts, Inc.
3.74*        Certificate of Incorporation of Murat Center Concerts, Inc.
3.75*        Bylaws of Murat Center Concerts, Inc.
3.76*        Certificate of Limited Partnership of Murat Center Concerts, LP.
3.77*        Certificate of Incorporation of NOC, Inc.
3.78*        Bylaws of NOC, Inc.
3.79*        Certificate of Incorporation of Northeast Ticketing Company.
3.80*        Bylaws of Northeast Ticketing Company
3.81*        Articles of Incorporation of Old PCI, Inc. f/k/a PACE Concerts,
             Inc.
3.82+        Bylaws of Old PCI, Inc.  f/k/a PACE Concerts, Inc.
3.83*        Articles of Incorporation of PACE AEP Acquisition, Inc.
3.84*        Bylaws of PACE AEP Acquisition, Inc.
3.85*        Articles of Incorporation of PACE Amphitheaters, Inc.
3.86*        Bylaws of PACE Amphitheaters, Inc.
3.87*        Articles of Incorporation of PACE Amphitheater Management, Inc.
3.88*        Bylaws of PACE Amphitheater Management, Inc.
3.89*        Articles of Incorporation of PACE Bayou Place, Inc.

3.90*        Bylaws of PACE Bayou Place, Inc.
3.91*        Articles of Incorporation of PACE Communications, Inc.
3.92*        Bylaws of PACE Communications, Inc.
3.93*        Articles of Incorporation of PACE Concerts GP, Inc.
3.94*        Bylaws of PACE Concerts GP, Inc.
3.95*        Certificate of Limited Partnership for PACE Concerts, Ltd.
3.96         Reserved.
3.97+        Restated Articles of Incorporation of PACE Entertainment
             Corporation (f/k/a PACE Management Corporation)
3.98+        Revised and Restated Bylaws of PACE Entertainment Corporation
3.99*        Articles of Incorporation of PACE Entertainment GP Corp.
3.100*       Bylaws of PACE Entertainment GP Corp.
3.101+       Certificate of Limited Partnership for PACE Entertainment Group,
             Ltd.
3.102        Reserved
3.103+       Articles of Incorporation of PACE Milton Keynes, Inc.
3.104+       Bylaws of PACE Milton Keynes, Inc.
3.105+       Articles of Incorporation of PACE Motor Sports, Inc.
3.106+       Bylaws of PACE Motor Sports, Inc.
3.107+       Articles of Incorporation of PACE Music Group, Inc. (f/k/a PACE
             Entertainment Group, Inc.)
3.108+       Bylaws of PACE Music Group, Inc. (f/k/a/ PACE Entertainment Group,
             Inc.)
3.109+       Articles of Incorporation of PACE Productions, Inc. (f/k/a The
             Entertainment Group, Inc.)
3.110+       Bylaws of PACE Productions, Inc. (f/k/a The Entertainment Group,
             Inc.)
3.111+       Articles of Incorporation of PACE Theatrical Group, Inc.
3.112+       Bylaws of PACE Theatrical Group, Inc.
3.113+       Articles of Incorporation of PACE Touring, Inc. (f/k/a Innovative
             Media Corporation)
3.114+       Bylaws of PACE Touring, Inc. (f/k/a Innovative Media Corporation)
3.115+       Articles of Incorporation of PACE Variety Entertainment, Inc.
3.116+       Bylaws of PACE Variety Entertainment, Inc.
3.117+       Articles of Incorporation of PACE U.K. Holding Corporation
3.118+       Bylaws of PACE U.K. Holding Corporation
3.119        Reserved.
3.119A+      Articles of Incorporation of PEC, Inc.
3.119B+      Bylaws of PEC, Inc.
3.120+       Certificate of Incorporation of Polaris Amphitheater Concerts,
             Inc.
3.120A+      Bylaws of Polaris Amphitheater Concerts, Inc.
3.121+       Articles of Incorporation of PTG-Florida, Inc.
3.122+       Bylaws of PTG-Florida, Inc.
3.123        Reserved
3.124+       Certificate of Incorporation of QN Corp.
3.125+       Bylaws of QN Corp.
3.126+       Certificate of Incorporation of SFX Broadcasting of the Midwest,
             Inc.
3.127+       Bylaws of SFX Broadcasting of the Midwest, Inc.
3.128+       Certificate of Incorporation of SFX Concerts, Inc. (f/k/a
             Delsener/Slater Enterprises, Inc.)
3.129+       Bylaws of SFX Concerts, Inc. (f/k/a Delsener/Slater Enterprises,
             Inc.)
3.129A+      Certificate of Incorporation of SFX Delaware, Inc.
3.129B+      Bylaws of SFX Delaware, Inc.
3.130+       Certificate of Formation of SFX Network Group, LLC.
3.131+       Articles of Incorporation of Shoreline Amphitheatre, Ltd.
3.132+       Bylaws of Shoreline Amphitheatre, Ltd.
3.133+       Certificate of Limited Partnership of Shoreline Amphitheatre
             Partners
3.134+       Articles of Incorporation of SJS Entertainment Corporation
3.135+       Bylaws of SJS Entertainment Corporation

3.136+       Articles of Incorporation of SM/PACE, Inc. (f/k/a Pace Concerts,
             Inc.)
3.137+       Bylaws of SM/PACE, Inc. (f/k/a Pace Concerts, Inc.)
3.138+       Certificate of Incorporation of Southeast Ticketing Company.
3.138A+      Bylaws of Southeast Ticketing Company
3.139+       Articles of Incorporation of Southern Promotions, Inc.
3.140+       Bylaws of Southern Promotions, Inc.
3.141+       Certificate of Formation of Sunshine Concerts, LLC.
3.142+       Certificate of Incorporation of Sunshine Designs, Inc.
3.143+       Bylaws of Sunshine Designs, Inc.
3.144+       Certificate of Limited Partnership of Sunshine Designs, LP
3.145+       Certificate of Incorporation of Suntex Acquisition, Inc.
3.146+       Bylaws of Suntex Acquisition, Inc.
3.147+       Certificate of Limited Partnership of Suntex Acquisition, LP
3.148+       Certificate of Incorporation of The Album Network, Inc.
3.149+       Bylaws of The Album Network Inc.
3.150+       Articles of Incorporation of Touring Productions, Inc.
3.151+       Bylaws of Touring Productions, Inc.
3.152+       Articles of Incorporation of Tuneful Company, Inc.
3.153+       Bylaws of Tuneful Company, Inc.
3.154+       Certificate of Formation of Westbury Music Fair, LLC (f/k/a MF
             Acquisition, LLC)
3.155+       Articles of Incorporation of Wolfgang Records
3.156+       Bylaws of Wolfgang Records

  EXHIBIT
    NO.                                              DESCRIPTION
---------- -----------------------------------------------------------------------------------------------
  4.1      Indenture relating to the 9 1/8% Senior Subordinated Notes due 2008 (incorporated by reference to Current Report on Form 8-K (File No. 333-43287) filed with the SEC on March 11, 1998)
  4.2      Registration Rights Agreement relating to the 9 1/8% Senior Subordinated Notes due 2008
           (incorporated by reference to Current Report on Form 8-K (File No. 333-43287) filed with the SEC on
           March 11, 1998)
  5.1++    Opinion of Baker & McKenzie.
 10.1      Stock Purchase Agreement, dated as of October 11, 1996, by and among Delsener/Slater
           Enterprises, Ltd., Beach Concerts, Inc., Connecticut Concerts Incorporated, Broadway
           Concerts, Inc., Arden Productions, Ltd., In-house Tickets, Inc., Exit 116 Revisited, Inc., Ron
           Delsener, Mitch Slater and SFX Broadcasting, Inc. (incorporated by reference to Registration
           Statement on Form S-1 (File No. 333-43287) filed with the SEC)
 10.2      License Agreement, dated January 29, 1990, by and between the State of New York and
           Beach Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1 (File
           No. 333-43287) filed with the SEC)
 10.3      Amendment to License Agreement of January 29, 1990, dated as of April 11, 1997, by and between the State of New York and Beach Concerts, Inc. (incorporated by reference to
           Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
 10.4      Lease Agreement, Easement Agreement and Declaration of Restrictive Covenants dated as of
           May 1, 1996, by and between New Jersey Highway Authority and GSAC Partners
           (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
 10.5      Partnership Agreement, dated as of November 18, 1996, by and between Pavilion Partners
           Exit 116 Revisited, Inc. (incorporated by reference to Registration Statement on Form S-1
           (File No. 333-43287) filed with the SEC)
 10.6      Asset Purchase and Sale Agreement, dated June 23, 1997, by and among Sunshine Concerts,
           L.L.C., SFX Broadcasting, Inc., Sunshine Promotions, Inc., P. David Lucas and Steven P.
           Sybesma (incorporated by reference to Registration Statement on Form S-1 (File No.
           333-43287) filed with the SEC)
 10.7      Asset Purchase and Sale Agreement, dated as of June 23, 1997, by and among Suntex
           Acquisition, L.P., SFX Broadcasting, Inc., Suntex, Inc., P. David Lucas, Steven P. Sybesma,
           Greg Buttrey and John Valant (incorporated by reference to Registration Statement on Form
           S-1 (File No. 333-43287) filed with the SEC)
 10.8      Asset Purchase and Sale Agreement, dated as of June 23, 1997, by and among Deer Creek
           Amphitheater Concerts, L.P., SFX Broadcasting, Inc., Deer Creek Partners, L.P., Sand Creek
           Partners, L.P., Sand Creek, Inc., P. David Lucas and Steven P. Sybesma (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
 10.9      Asset Purchase and Sale Agreement, dated as of June 23, 1997, by and among Murat Centre
           Concerts, L.P., SFX Broadcasting, Inc., Murat Centre L.P., P. David Lucas and Steven P.
           Sybesma (incorporated by reference to Registration Statement on Form S-1 (File No.
           333-43287) filed with the SEC)
 10.10     Asset Purchase and Sale Agreement, dated June 23, 1997, by and among Polaris
           Amphitheater Concerts, Inc., SFX Broadcasting, Inc., Polaris Amphitheater Limited
           Partnership and certain of the partners of Polaris Amphitheater Limited Partnership
           (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)

   EXHIBIT
     NO.                                               DESCRIPTION
------------ -----------------------------------------------------------------------------------------------
  10.11      Asset Purchase and Sale Agreement, dated as of June 23, 1997, by and among Sunshine
             Design, L.P., SFX Broadcasting, Inc., Tourdesign, Inc., P. David Lucas and Steven P. Sybesma
             (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.12      Indenture of Lease, dated as of September 1, 1995, by and between Murat Temple
             Association, Inc. and Murat Centre, L.P. (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.13      Agreement of Merger, dated as of February 12, 1997, by and among SFX Broadcasting, Inc.,
             NOC Acquisition Corp., Cadco Acquisition Corp., QN-Acquisition Corp., Nederlander of
             Connecticut, Inc., Connecticut Amphitheater Development Corporation, QN Corp.,
             Connecticut Performing Arts, Inc., Connecticut Performing Arts Partners and the
             Stockholders of Nederlander of Connecticut, Inc., Connecticut Amphitheater Development
             Corporation and QN Corp. (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.14      Agreement of Merger, dated as of February 14, 1997, by and among SFX Broadcasting, Inc.,
             NOC Acquisition Corp., Cadco Acquisition Corp., QN-Acquisition Corp., Nederlander of
             Connecticut, Inc., Connecticut Amphitheater Development Corporation, QN Corp.,
             Connecticut Performing Arts, Inc., Connecticut Performing Arts Partners and the
             Stockholders of Nederlander of Connecticut, Inc., Connecticut Amphitheater Development
             Corporation and QN Corp. (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.15      Second Amendment of Agreement of Merger, dated as of March 19, 1997, by and among SFX
             Broadcasting, Inc., NOC Acquisition Corp., Cadco Acquisition Corp., QN-Acquisition Corp.,
             Nederlander of Connecticut, Inc., Connecticut Amphitheater Development Corporation, QN
             Corp., Connecticut Performing Arts, Inc., Connecticut Performing Arts Partners and the
             Stockholders of Nederlander of Connecticut, Inc., Connecticut Amphitheater Development
             Corporation and QN Corp. (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.16      Lease Agreement, dated as of September 14, 1994, by and between The City of Hartford and
             Connecticut Performing Arts Partners (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.17      Agreement and Plan of Merger and Asset Purchase Agreement, dated as of December 10,
             1997, by and among SFX Entertainment, Inc., Contemporary Investments Corporation,
             Contemporary Investments of Kansas, Inc., Continental Entertainment Associates, Inc.,
             Capital Tickets, LP, Dialtix, Inc., Contemporary International Productions Corporation, Steven
             F. Schankman Living Trust, dated 10/22/82, Irving P. Zuckerman Living Trust, dated 11/24/81,
             Steven F. Schankman and Irving P. Zuckerman (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.18      Lease Agreement, dated December 13, 1992, by and between Wyandotte County, Kansas and
             Wyandotte County Parks Board and Sandstone Amphitheater Joint Venture (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.19      Stock Purchase Agreement, dated as of December 11, 1997, among each of the shareholders of BGP Presents, Inc. and BGP Acquisitions, LLC (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.20      Amphitheater Lease and Agreement, dated June 20, 1986, between the City of Mountain
             View, the Mountain View Shoreline Regional Park Community and Shoreline Amphitheater
             Partners (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)

   EXHIBIT
     NO.                                               DESCRIPTION
------------ ----------------------------------------------------------------------------------------------
  10.21      Stock and Asset Purchase Agreement, dated December 2, 1997, between and among SFX
             Network Group, L.L.C. and SFX Entertainment, Inc., and Elias N. Bird, individually and as
             Trustee under the Bird Family Trust u/d/o 11/18/92, Gary F. Bird, individually and as Trustee under the Gary F. Bird Corporation Trust u/d/o 2/4/94, Stephen R. Smith, individually and as
             Trustee under the Smith Family Trust u/d/o 7/17/89, June E. Brody, Steven A. Saslow and The
             Network 40, Inc. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.22      Purchase and Sale Agreement, dated as of December 15, 1997, by and among Alex Cooley, S.
             Stephen Selig, III, Peter Conlon, Southern Promotions, Inc., High Cotton, Inc., Cooley and
             Conlon Management, Inc., Buckhead Promotions, Inc., Northern Exposure, Inc., Pure Cotton,
             Inc., Interfest, Inc., Concert/Southern Chastain Promotions Joint Venture, Roxy Ventures
             Joint Venture and SFX Concerts, Inc. (incorporated by reference to Registration Statement on
             Form S-1 (File No. 333-43287) filed with the SEC)
  10.23      Stock Purchase Agreement, dated as of December 12, 1997 by and between Pace
             Entertainment Corporation and SFX Entertainment, Inc. (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.24      Agreement and Plan of Merger, dated as of August 24, 1997, as amended on February 9,
             1998, among SFX Buyer, SFX Buyer Sub and SFX (composite version) (incorporated by reference to Report on Form 8-K (File No. 333-43287) filed with the SEC on March 11, 1998)
  10.25      Reserved
  10.26      Non-Negotiable Promissory Note, dated as of June 23, 1997, between SFX (as maker) and
             Sunshine Promotions, Inc. (as payee)(incorporated by reference to Registration Statement on
             Form S-1 (File No. 333-43287) filed with the SEC)
  10.31      Operator Lease Agreement, dated as of September 26, 1989, by and between the City of
             Phoenix and The Westside Amphitheatre Corp. (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.32      Addendum to Operator Lease Agreement, dated as of September 26, 1989, by and between the City of Phoenix and Pavilion Partners (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.33      Memorandum of Lease, dated as of April 1, 1994, by and between the City of Phoenix and
             Pavilion Partners (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.34      Lease Agreement, dated as of February 9, 1994, by and between New Jersey Development
             Authority and Sony Music/Pace Partnership (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.35      First Amendment to Lease Agreement, dated as of March 11, 1994, by and between New
             Jersey Economic Development and Sony Music/Pace Partnership (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.36      Second Amendment to Lease Agreement, dated as of June 7, 1994, by and between New
             Jersey Economic Development Authority and Pavilion Partners (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.37      Third Amendment to Lease Agreement, dated as of March 15, 1995, by and between New
             Jersey Economic Development Authority and Pavilion Partners (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)

   EXHIBIT
     NO.                                              DESCRIPTION
------------ --------------------------------------------------------------------------------------------
  10.38      Fourth Amendment|P to Lease Agreement, dated as of March 11, 1997, by and between the
             New Jersey Economic Development Authority and Pavilion Partners (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.39      Three Way Agreement, dated as of April 28, 1995, by and between New Jersey Economic
             Development Authority, South Jersey Performing Arts Center, Inc. and Pavilion Partners
             (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.40      Lease Agreement, dated as of December 1, 1989, between Crossroads Properties,
             Incorporated and Pace Entertainment Group, Inc. (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.41      Assignment of Ground Lease, dated as of April 6, 1990, by and between Pace Entertainment
             Group, Inc. and YM/Pace Partnership (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.42      Partnership Agreement, dated as of July 1, 1991, by and between SM/PACE Partnership and
             CDC Amphitheaters/I, Inc. (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.43      First Amendment to Partnership Agreement, dated as of January 31, 1992, by and between
             SM/PACE Partnership and CDC Amphitheaters/I, Inc. (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.44      Lease Agreement, dated as of December 1, 1990, by and between the City of Raleigh, North
             Carolina and Sony Music/Pace Partnership (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.45      Amendment to Lease Agreement, dated as of November 15, 1995, by and between Walnut
             Creek Amphitheater Partnership and City of Raleigh, North Carolina (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.46      Mutual Recognition Agreement, dated as of December 1, 1990, by and among Walnut Creek
             Amphitheater Financing Assistance Corporation, First Union National Bank of North
             Carolina, City of Raleigh, North Carolina and Sony Music/Pace Partnership (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.47      Mutual Recognition Agreement, dated as of December 1, 1990, by and among Walnut Creek
             Amphitheater Financing Assistance Corporation, First Union National Bank of North
             Carolina, City of Raleigh, North Carolina and Sony Music/Pace Partnership (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.48      Partnership Agreement, dated as of February 28, 1986, by and between Belz Investment
             Company, Inc., Martin S. Belz and Pace Productions, Inc. (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.49      First Amendment to Partnership Agreement, dated as of June 15, 1986, by and among Belz
             Investment Company, Martin S. Belz, Belz-Starwood, Inc. and Pace Productions, Inc.
             (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.50      Partnership Agreement, dated as of May 15, 1996, by and between Pavilion Partners and
             CDC/SMT, Inc. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)

   EXHIBIT
     NO.                                              DESCRIPTION
------------ --------------------------------------------------------------------------------------------
  10.51      Lease Agreement, Easement Agreement and Declaration of Restrictive Covenants, dated as of January 4, 1995, by and between South Florida Fair and Pam Beach County Expositions,
             Inc. and Pavilion Partners (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.52      First Amendment to Lease Agreement, dated as of June 5, 1995, by and between South
             Florida Fair and Pam Beach County Expositions, Inc. and Pavilion Partners (incorporated by reference to Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.53      Partnership Agreement, dated as of April 4, 1997, by and between Pavilion Partners and
             Irvine Meadows Amphitheater (incorporated by reference to Registration Statement on Form
             S-1 (File No. 333-43287) filed with the SEC)
  10.54      Amended and Restated Agreement, dated as of October 1, 1991, by and between The Irvine
             Company and Irvine Meadows (incorporated by reference to Registration Statement on Form
             S-1 (File No. 333-43287) filed with the SEC)
  10.55      Concession Lease, dated as of October 19, 1992, by and between the County of San
             Bernardino and Amphitheater Entertainment Corporation (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.56      Partnership Formation Agreement, dated as of January 22, 1988, by and among MCA
             Concerts II, Inc. and Pace Entertainment Group, Inc. (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.57      Lease and Use Agreement, dated as of December 9, 1987, by and between City of Dallas and
             Pace Entertainment Group, Inc. (incorporated by reference to Registration Statement on
             Form S-1 (File No. 333-43287) filed with the SEC)
  10.58      Agreement, dated as of October 10, 1988, by and between the City of Atlanta and MCA
             Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.59      Amended Indenture of Lease, February 2, 1984, by and between the City of Atlanta and
             Filmworks U.S.A., Inc. (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.60      Amendment to Lease Agreement, dated as of October 10, 1988, between the City of Atlanta,
             Georgia and Filmworks U.S.A., Inc. (incorporated by reference to Registration Statement on
             Form S-1 (File No. 333-43287) filed with the SEC)
  10.61      Agreement Regarding Sublease, dated as of January 20, 1988, by and between Filmworks
             U.S.A., Inc. and MCA Concerts, Inc. (incorporated by reference to Registration Statement on
             Form S-1 (File No. 333-43287) filed with the SEC)
  10.62      First Amendment to Sublease, dated as of January 21, 1988, between Filmworks U.S.A., Inc.
             and MCA Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.63      Second Amendment to Sublease, dated as of April 19, 1988, between Filmworks U.S.A., Inc.
             and MCA Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1
             (File No. 333-43287) filed with the SEC)
  10.64      Third Amendment to Sublease, dated as of September 15, 1988, between Filmworks U.S.A.,
             Inc. and MCA Concerts, Inc. (incorporated by reference to Registration Statement on Form
             S-1 (File No. 333-43287) filed with the SEC)

   EXHIBIT
     NO.                                             DESCRIPTION
------------ -------------------------------------------------------------------------------------------
  10.65      Memorandum of Agreement, dated as of October 10, 1988, by and between the City of
             Atlanta and MCA Concerts, Inc. (incorporated by reference to Registration Statement on
             Form S-1 (File No. 333-43287) filed with the SEC)
  10.66      Assignment of Sublease, dated as of June 15, 1989, by Filmworks U.S.A., Inc. and MCA
             Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.67      Assignment of Sublease, dated as of June 23, 1989, by Filmworks U.S.A., Inc. and MCA
             Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.68      Assignment of Agreement, dated as of June 15, 1989, by the City of Atlanta and MCA
             Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.69      Assignment of Agreement, dated as of June 23, 1989, by the City of Atlanta and MCA
             Concerts, Inc. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.70      Lease, dated as of June, 1997, by and between 500 Texas Avenue Limited Partnership and
             Bayou Place Performance Hall General Partnership (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.71      Master Licensed User Agreement, dated as of February 1, 1996, by and between Ticketmaster
             Ticketing Co., Inc. and Pace Entertainment Corporation (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.72      Joint Venture Agreement, dated as of July, 1995 by and between American Broadway, Inc.
             and Gentry & Associates, Inc. (incorporated by reference to Registration Statement on Form
             S-1 (File No. 333-43287) filed with the SEC)
  10.73      Amended and Restated Employment Agreement, dated as of December 12, 1997, by and between SFX Entertainment, Inc. and Brian E. Becker (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.74      Second Amended and Restated Partnership Agreement, dated as of April 1, 1994 by and between The Westside Amphitheatre Corporation, San Bernardino Amphitheater Corporation
             and YM Corp. (incorporated by reference to Registration Statement on Form S-1 (File No.
             333-43287) filed with the SEC)
  10.75      Employment Agreement, dated as of January 2, 1997, between Delsener/Slater Enterprises,
             Inc., SFX Broadcasting, Inc. and Ron Delsener (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.76      Employment Agreement, dated as of January 2, 1997, between Delsener/Slater Enterprises,
             Inc., SFX Broadcasting, Inc. and Mitch Slater (incorporated by reference to Registration
             Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.77      1998 Stock Option and Restricted Stock Plan of the Company (incorporated by reference to
             Registration Statement on Form S-1 (File No. 333-43287) filed with the SEC)
  10.78      Reserved
  10.79      Credit and Guarantee Agreement, dated as of February 26, 1998, by and among SFX
             Entertainment, the Subsidiary Guarantors party thereto, the Lenders party thereto, Goldman
             Sachs Partners, L.P., as co-documentation agent, Lehman Commercial Paper, Inc., as co-documentation agent and the Bank of New York, as administrative agent (incorporated by reference to Report on Form 8-K (File No. 333-43287) filed with the SEC on March 11, 1998)

  EXHIBIT
    NO.                                             DESCRIPTION
---------- ---------------------------------------------------------------------------------------------
10.80      Purchase Agreement, dated February 5, 1998, relating to the 9 1/8% Senior Subordinated Notes due 2008 of SFX Entertainment, Inc., by and among SFX Entertainment, Inc., Lehman
           Brothers Inc., Sachs & Co., BNY Capital Markets, Inc. and ING Barings (incorporated by reference to Report on Form 8-K (File No. 333-43287) filed with the SEC on March 11, 1998)
10.81      Amendment No. 2 to Agreement and Plan of Merger among SBI Holdings Corporation, SBI
           Radio Acquisition Corporation and SFX Broadcasting, Inc., dated March 9, 1998
           (incorporated by reference to Annual Report on Form 10-K (File No. 333-43287) filed with the SEC on March 18, 1998)
10.82      Stock Purchase Agreement, dated as of April 29, 1998, among SFX Sports Group, Inc., SFX
           Entertainment, Inc. and David Falk, Curtis Polk and G. Michael Higgins (incorporated by reference to Amendment No. 1 to Form S-1 (File No. 333-50079) filed with the SEC)
10.83      Asset Purchase Agreement, dated April 29, 1998, by and among Blackstone Entertainment
           LLC, its members, DLC Acquisition Corp., and SFX Entertainment, Inc. (incorporated by reference to Amendment No. 1 to Form S-1 (File No. 333-50079) filed with the SEC)
10.84      Purchase Agreement, dated April 29, 1998, by and among Oakdale Concerts, LLC,
           Oakdale Development Limited Partnership and Oakdale Theater Concerts, Inc. (incorporated by reference to Amendment No. 1 to Form S-1 (File No. 333-50079) filed with the SEC)
10.85      Stock Purchase and Redemption Agreement, dated May 1, 1998, among Event
           Merchandising, Inc., its stockholders and EMI Acquisition Sub, Inc. (incorporated by reference to Amendment No. 1 to Form S-1 (File No. 333-50079) filed with the SEC)
10.86*     Purchase Agreement, dated as of May 13, 1998, among SFX Entertainment, Inc., TBA
           Entertainment Corporation and AWC Acquisition Corp. (incorporated by reference to
           Amendment No. 2 to Form S-1 (File No. 333-50079) filed with the SEC om May 19, 1998)
10.87*     Purchase Agreement, dated as of May 13, 1998, among SFX Entertainment Inc., Irving Azoff,
           Peach Street Partners, Ltd., Robert E. Geddes, Individually and as trustee of the Robert E.
           Geddes Family Trust, Thomas Miserendino and Kristyne Miserendino, as co-trustee of the
           Miserendino Family Trust, and Brian F. Murphy (incorporated by reference to Amendment
           No. 2 to Form S-1 (File No. 333-50079) filed with the SEC on May 19, 1998)
10.88*     Employment agreement between the Company and David Falk, dated as of April 29, 1998
           (incorporated by reference to Amendment No. 2 to Form S-1 (File No. 333-50079) filed with the SEC on May 19, 1998)
10.89*     Employment Agreement between SFX Entertainment, Inc. and Robert F.X. Sillerman, dated as of May 8, 1998 (incorporated by reference to Amendment No. 2 to Form S-1
           (File No. 333-50079) filed with the SEC on May 19, 1998)
10.90*     Employment Agreement between SFX Entertainment, Inc. and Michael G. Ferrel, dated as of
           May 8, 1998 (incorporated by reference to Amendment No. 2 to Form S-1 (File No. 333-50079)
           filed with the SEC on May 19, 1998)
10.91*     Employment Agreement between SFX Entertainment, Inc. and Thomas P. Benson, dated as of May 8, 1998 (incorporated by reference to Amendment No. 2 to Form S-1 (File No. 333-50079)
           filed with the SEC on May 19, 1998)
12.1*      Ratio of Earnings to Fixed Charges.
21.1       Subsidiaries of the Registrant (incorporated by reference to Annual Report on Form 10-K
           (File No. 333-43287) filed with the SEC on March 18, 1998)
24.1*      Power of Attorney for D. Geoffrey Armstrong
24.2*      Power of Attorney for Allen Becker
24.3*      Power of Attorney for Brian Becker
24.4*      Power of Attorney for Gary Becker
24.5*      Power of Attorney for Thomas P. Benson
24.6*      Power of Attorney for Bill Brusca
24.7*      Power of Attorney for Nicholas P. Clainos
24.8*      Power of Attorney for Peter Conlon
24.9*      Power of Attorney for Alex Cooley
24.10*     Power of Attorney for Ron Delsener
24.11*     Power of Attorney for Edward Dugan
24.12*     Power of Attorney for Michael G. Ferrel
24.13*     Power of Attorney for Kraig G. Fox
24.14*     Power of Attorney for Paul Kramer
24.15*     Power of Attorney for Richard A. Liese
24.16*     Power of Attorney for P. David Lucas
24.17*     Power of Attorney for James F. O'Grady, Jr.
24.18*     Power of Attorney for Gregg D. Perloff
24.19*     Power of Attorney for Franklin D. Rockwell, Jr.
24.20*     Power of Attorney for Mitch Slater
24.21*     Power of Attorney for Robert F.X. Sillerman
24.22*     Power of Attorney for Peter Strauss

   EXHIBIT
     NO.                                            DESCRIPTION
------------ -----------------------------------------------------------------------------------------
  25.1++     Statement of Eligibility and Qualification of Trustee on Form T-1 of The Chase Manhattan
             Bank
  99.1++     Form of Letter of Transmittal for the 9 1/8% Senior Subordinated Notes due 2008
  99.2++     Form of Notice of Guaranteed Delivery
  99.3++     Form of Letter to Clients
  99.4++     Form of Letter to Broker-Dealers

----------
*      Previously filed.
+      Filed herewith.
++     To be filed by amendment.

   (b) Financial Schedules.

       None.


ITEM 22. UNDERTAKINGS


     (a) The undersigned Registrant hereby undertakes:


       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.


       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such posteffective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


     (b) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            SFX Entertainment, Inc.


                                            By: /s/ Howard J. Tytel
                                               ------------------------------
                                               Howard J. Tytel, Executive Vice
                                               President, General Counsel and
                                               Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           SIGNATURE                                TITLE                       DATE
           ---------                                -----                       ----

              *                   Executive Chairman, Member of the         May 26, 1998
-----------------------------     Office of the Chairman and Director
    Robert F.X. Sillerman         (principal executive officer)

              *                   President, Chief Executive Officer,       May 26, 1998
-----------------------------     Member of the Office of the
      Michael G. Ferrel           Chairman and Director

              *                   Executive Vice President, Member of       May 26, 1998
-----------------------------     the Office of the Chairman and Director
         Brian Becker

              *                   Executive Vice President and Director     May 26, 1998
-----------------------------
    D. Geoffrey Armstrong

     /s/ Howard J. Tytel          Executive Vice President, General         May 26, 1998
-----------------------------     Counsel, Secretary and Director
        Howard J. Tytel

              *                   Chief Financial Officer, Vice President   May 26, 1998
-----------------------------     and Director (principal financial and
      Thomas P. Benson            accounting officer)

              *                   Vice President, Associate General         May 26, 1998
-----------------------------     Counsel and Director
       Richard A. Liese

              *                   Director                                  May 26, 1998
-----------------------------
    James F. O'Grady, Jr.

              *                   Director                                  May 26, 1998
-----------------------------
         Paul Kramer

              *                   Director                                  May 26, 1998
-----------------------------
       Edward F. Dugan


*By: /s/ Howard J. Tytel
    ------------------------
    Attorney-in-fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            AKG, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Chief Financial Officer, Vice President   May 26, 1998
-----------------------------
                                  and Director (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            American Broadway, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Attorney-in-Fact
                                                 for Kraig G. Fox,
                                                 Vice President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
              Gary Becker
                *                 Vice President (principal executive       May 26, 1998
-----------------------------
                                  officer, principal financial officer and
             Kraig G. Fox
                                  principal accounting officer)
                *                 Director                                  May 26, 1998
-----------------------------
             Peter Straus
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Ardee Festivals, N.J., Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Ardee Productions, Ltd.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Atlanta Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Chief Financial Officer, Vice President   May 26, 1998
-----------------------------
                                  (principal financial and principal
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, General         May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                *                 Co-President and Director                 May 26, 1998
-----------------------------
             Peter Conlon
                *                 Co-President                              May 26, 1998
-----------------------------
              Alex Cooley
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Beach Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.

                                            BGP Acquisition, LLC


                                            By: SFX Entertainment, Inc.,
                                                 its managing member


                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman, Member of the         May 26, 1998
-----------------------------
                                  Office of the Chairman and Director
       Robert F.X. Sillerman
                                  (principal executive officer)
                *                 President, Chief Executive Officer,       May 26, 1998
-----------------------------
                                  Member of the Office of the
          Michael G. Ferrel
                                  Chairman and Director
                *                 Executive Vice President and Director     May 26, 1998
-----------------------------
       D. Geoffrey Armstrong
                *                 Chief Financial Officer, Vice President   May 26, 1998
-----------------------------
                                  an Director (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, General         May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                *                 Vice President, Associate General         May 26, 1998
-----------------------------
                                  Counsel and Director
           Richard A. Liese
                *                 Director                                  May 26, 1998
-----------------------------
       James F. O'Grady, Jr.
                *                 Director                                  May 26, 1998
-----------------------------
              Paul Kramer
                *                 Director                                  May 26, 1998
-----------------------------
           Edward F. Dugan
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Bill Graham Enterprises, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Bill Graham Management, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.

                                            Bill Graham Presents, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Broadway Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Cooley and Conlon Management Co.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer (principal        May 26, 1998
-----------------------------
                                  financial and accounting officer)
          Thomas P. Benson
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Co-President and Director                 May 26, 1998
-----------------------------
             Peter Conlon
                *                 Co-President                              May 26, 1998
-----------------------------
              Alex Cooley
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President and Co-Chief Executive       May 26, 1998
-----------------------------
                                  Officer
             Ron Delsener
                *                 Co-President and Co-Chief Executive       May 26, 1998
-----------------------------
                                  Officer
             Mitch Slater
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                          Connecticut Amphitheater Development
                                          Corp.



                                          By: /s/ Howard J. Tytel
                                              ---------------------------------

                                              Howard J. Tytel,

                                              Executive Vice President and
                                              Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Connecticut Concerts, Incorporated



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Connecticut Performing Arts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Connecticut Performing Arts
                                            Partners

                                            By: NOC, Inc., a general partner


                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                     Conn Ticketing Company

                                     By: Northeast Ticketing Company, a general
                                     partner


                                     By: /s/ Howard J. Tytel
                                          -------------------------------------

                                          Howard J. Tytel,

                                          Executive Vice President and
                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Contemporary Group Acquisition
                                            Corp.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                       DATE
-------------------------------   -------------------------------------- ---------------
                *                 Director                               May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Chief Executive Officer and Director   May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Chief Financial Officer                May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President,              May 26, 1998
-----------------------------
                                  Secretary and Director
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Contemporary Group, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                       DATE
-------------------------------   -------------------------------------- ---------------
                *                 Director                               May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Chief Executive Officer and Director   May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Chief Financial Officer                May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President,              May 26, 1998
-----------------------------
                                  Secretary and Director
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Contemporary Marketing, Inc



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                       DATE
-------------------------------   -------------------------------------- ---------------
                *                 Director                               May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Chief Executive Officer and Director   May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Chief Financial Officer                May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President,              May 26, 1998
-----------------------------
                                  Secretary and Director
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Contemporary Productions,
                                            Incorporated



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                        DATE
-------------------------------   --------------------------------------- ---------------
                *                 Director                                May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Chief Executive Officer, and Director   May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Chief Financial Officer                 May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President,               May 26, 1998
-----------------------------
                                  Secretary and Director
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Contemporary Sports, Incorporated



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                       DATE
-------------------------------   -------------------------------------- ---------------
                *                 Director                               May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Chief Executive Officer and Director   May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Chief Financial Officer                May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President,              May 26, 1998
-----------------------------
                                  Secretary and Director
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Deer Creek Amphitheater Concerts,
                                            Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer, President        May 26, 1998
-----------------------------
                                  and Director
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Deer Creek Amphitheater Concerts
                                            L.P.

                                            By: Deer Creek Amphitheater
                                                 Concerts, Inc., its general
                                                 partner


                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer, President        May 26, 1998
-----------------------------
                                  and Director
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Delsener/Slater Enterprises, Ltd.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 President, Chief Executive Officer,       May 26, 1998
-----------------------------
                                  Member of the Office of the
          Michael G. Ferrel
                                  Chairman and Director
         /s/ Howard J. Tytel      Executive Vice President, General         May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Mitch Slater
                *                 Vice President, Chief Financial Officer   May 26, 1998
-----------------------------
                                  (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Dumb Deal, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Entertainment Performing Arts, Inc.




                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer, Vice President   May 26, 1998
-----------------------------
                                  and Director (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Mitch Slater
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Exit 116 Revisited, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Festival Productions, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Fillmore Corporation



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Fillmore Fingers, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            FPI Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            GSAC Partners


                                            By: Pavilion Partners, its general
                                            partner


                                            By: SM/PACE, Inc., its general
                                            partner


                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            High Cotton, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Co-President and Director                 May 26, 1998
-----------------------------
             Peter Conlon
                *                 Chief Executive Officer and Director      May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Chief Financial Officer                   May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President                              May 26, 1998
-----------------------------
              Alex Cooley
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            In House Tickets, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Irving Plaza Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Attorney-in-Fact for
                                                 Thomas P. Benson
                                                 Vice President


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                              TITLE                       DATE
-------------------------------   ------------------------------------- ---------------
                *                 President and Director                May 26, 1998
-----------------------------
                                  (principal executive officer)
              Bill Brusca
                *                 Vice President and Chief Financial    May 26, 1998
-----------------------------
                                  Officer (principal executive officer
          Thomas P. Benson
                                  and principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Murat Center Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                        DATE
-------------------------------   --------------------------------------- ---------------
                *                 Director                                May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer                 May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President, General       May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                                  (principal executive officer)
                *                 Chief Executive Officer and President   May 26, 1998
-----------------------------
            P. David Lucas
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                     Murat Center Concerts, L.P.


                                     By: Murat Center Concerts, Inc., its
                                     general partner



                                     By: /s/ Howard J. Tytel
                                          -------------------------------------

                                          Howard J. Tytel,

                                          Executive Vice President and
                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                        DATE
-------------------------------   --------------------------------------- ---------------
                *                 Director                                May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer                 May 26, 1998
-----------------------------
                                  (principal financial and accounting
          Thomas P. Benson
                                  officer)
         /s/ Howard J. Tytel      Executive Vice President, General       May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                                  (principal executive officer)
                *                 Chief Executive Officer and President   May 26, 1998
-----------------------------
            P. David Lucas
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            NOC, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, General         May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                *                 Vice President, Chief Financial Officer   May 26, 1998
-----------------------------
                                  (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Mitch Slater
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Northeast Ticketing Company


                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 President, Chief Executive Officer and    May 26, 1998
-----------------------------
                                  Director
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, General         May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                *                 Vice President, Chief Financial Officer   May 26, 1998
-----------------------------
                                  (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer and Director
             Mitch Slater
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Old PCI, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE AEP Acquisition, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Amphitheaters, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Amphitheater Management, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Bayou Place, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Communications, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Concerts GP, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Concerts, Ltd.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Entertainment Corporation



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Entertainment GP Corp.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Entertainment Group, Ltd.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Milton Keynes, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Motor Sports, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Music Group, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Productions, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Theatrical Group, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Touring, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE Variety Entertainment, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Attorney-in-Fact for
                                                 Thomas P. Benson
                                                 Vice President


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                             TITLE                      DATE
-------------------------------   ----------------------------------- ---------------
                *                 Chief Financial Officer and Vice    May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer) (principal
                                  executive officer)
                *                 Director                            May 26, 1998
-----------------------------
               Kraig Fox
                *                 Director                            May 26, 1998
-----------------------------
              Gary Becker
                *                 Director                            May 26, 1998
-----------------------------
             Peter Straus
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PACE UK Holding Corporation



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Pavilion Partners


                                            By: SM/PACE, Inc., its general
                                            partner


                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            PEC, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Polaris Amphitheater Concerts, Inc.




                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer, President and    May 26, 1998
-----------------------------
                                  Director
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                     PTG-Florida, Inc.


                                     By: PACE Theatrical Group, Inc. its
                                     general partner


                                     By: /s/ Howard J. Tytel
                                          -------------------------------------

                                          Howard J. Tytel,

                                          Executive Vice President and
                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            QN Corp.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            SFX Broadcasting of the Midwest,
                                            Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,
                                                 Attorney-in-Fact for

                                                 Thomas P. Benson, Vice
                                                 President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                               TITLE                       DATE
-------------------------------   -------------------------------------- ---------------
                *                 President and Director                 May 26, 1998
-----------------------------
            P. David Lucas
                *                 Director                               May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Director                               May 26, 1998
-----------------------------
       Robert F.X. Sillerman
         /s/ Howard J. Tytel      Director                               May 26, 1998
-----------------------------
           Howard J. Tytel
                *                 Vice President and Chief Financial     May 26, 1998
-----------------------------
                                  Officer (principal executive officer)
          Thomas P. Benson
                                  (principal financial officer and
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            SFX Concerts, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.

                                     SFX Network Group, LLC


                                     By: SFX Entertainment, Inc., its Managing
                                     Member


                                     By: /s/ Howard J. Tytel
                                          -------------------------------------

                                          Howard J. Tytel,

                                          Executive Vice President and
                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman, Member of the         May 26, 1998
-----------------------------
                                  Office of the Chairman and Director
       Robert F.X. Sillerman
                                  (principal executive officer)
                *                 President, Chief Executive Officer,       May 26, 1998
-----------------------------
                                  Member of the Office of the
          Michael G. Ferrel
                                  Chairman and Director
                *                 Executive Vice President and Director     May 26, 1998
-----------------------------
       D. Geoffrey Armstrong
                *                 Chief Financial Officer, Vice President   May 26, 1998
-----------------------------
                                  and Director (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, General         May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                *                 Vice President, Associate General         May 26, 1998
-----------------------------
                                  Counsel and Director
           Richard A. Liese
                *                 Director                                  May 26, 1998
-----------------------------
       James F. O'Grady, Jr.
                *                 Director                                  May 26, 1998
-----------------------------
              Paul Kramer
                *                 Director                                  May 26, 1998
-----------------------------
           Edward F. Dugan
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Shoreline Amphitheatre, Ltd.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                     Shoreline Amphitheatre Partners


                                     By: Shoreline Ampitheatre, Ltd., its
                                     general partner


                                     By: /s/ Howard J. Tytel
                                          -------------------------------------

                                          Howard J. Tytel,

                                          Executive Vice President and
                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            SJS Entertainment Corporation



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Vice President, Chief Financial Officer   May 26, 1998
-----------------------------
                                  and Director (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Assistant       May 26, 1998
-----------------------------
                                  Secretary and Director (principal
           Howard J. Tytel
                                  executive officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            SM/PACE, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                     Southeast Ticketing Company


                                     By: /s/ Howard J. Tytel
                                          -------------------------------------

                                          Howard J. Tytel,

                                          Executive Vice President and
                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman and Director           May 26, 1998
-----------------------------
                                  (principal executive officer)
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Ron Delsener
                *                 Co-President, Co-Chief Executive          May 26, 1998
-----------------------------
                                  Officer, Director
             Mitch Slater
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial officer and
          Thomas P. Benson
                                  principal accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Southern Promotions, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

                                                 Secretary


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Co-President and Director                 May 26, 1998
-----------------------------
             Peter Conlon
                *                 Chief Executive Officer and Director      May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Chief Financial Officer (principal        May 26, 1998
-----------------------------
                                  financial and accounting officer)
          Thomas P. Benson
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director
           Howard J. Tytel
                *                 Co-President                              May 26, 1998
-----------------------------
              Alex Cooley
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                          Sunshine Concerts, LLC


                                          By: SFX Broadcasting of the Midwest,
                                              Inc., its managing member


                                          By: /s/ Howard J. Tytel
                                              ---------------------------------

                                              Howard J. Tytel,

                                              Attorney-in-Fact for
                                              Thomas P. Benson, Chief Financial
                                              Officer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 President and Director                    May 26, 1998
-----------------------------
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
         /s/ Howard J. Tytel      Director                                  May 26, 1998
-----------------------------
           Howard J. Tytel
                *                 Vice President, Chief Financial Officer   May 26, 1998
-----------------------------
                                  (principal executive officer) (principal
          Thomas P. Benson
                                  financial officer and principal
                                  accounting officer)
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Sunshine Designs, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer and President     May 26, 1998
-----------------------------
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                          Sunshine Designs, LP


                                          By: Sunshine Design, Inc., its
                                          general partner


                                          By: /s/ Howard J. Tytel
                                              ---------------------------------

                                              Howard J. Tytel,

                                              Executive Vice President and
                                              Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer and President     May 26, 1998
-----------------------------
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Suntex Acquisition, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer                   May 26, 1998
-----------------------------
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                         Suntex Acquisition, LP


                                         By: Suntex Acquisition, Inc., its
                                         general partner


                                         By: /s/ Howard J. Tytel
                                             ----------------------------------

                                             Howard J. Tytel,

                                             Executive Vice President and
                                             Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer                   May 26, 1998
-----------------------------
            P. David Lucas
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Vice President and Chief Financial        May 26, 1998
-----------------------------
                                  Officer (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            The Album Network, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Chief Executive Officer and Director      May 26, 1998
-----------------------------
                                  (principal executive officer)
          Michael G. Ferrel
                *                 Vice President, Chief Financial Officer   May 26, 1998
-----------------------------
                                  and Director (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Assistant       May 26, 1998
-----------------------------
                                  Secretary and Director
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Touring Productions, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Tuneful Company, Inc.



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
          Michael G. Ferrel
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
                *                 Director                                  May 26, 1998
-----------------------------
             Allen Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.

                                     Westbury Music Fair, LLC


                                     By: SFX Entertainment, Inc., its managing
                                     member


                                     By: /s/ Howard J. Tytel
                                          -------------------------------------

                                          Howard J. Tytel,

                                          Executive Vice President and
                                          Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Executive Chairman, Member of the         May 26, 1998
-----------------------------
                                  Office of the Chairman and Director
       Robert F.X. Sillerman
                                  (principal executive officer)
                *                 President, Chief Executive Officer,       May 26, 1998
-----------------------------
                                  Member of the Office of the
          Michael G. Ferrel
                                  Chairman and Director
                *                 Executive Vice President and Director     May 26, 1998
-----------------------------
       D. Geoffrey Armstrong
                *                 Chief Financial Officer, Vice President   May 26, 1998
-----------------------------
                                  and Director (principal financial and
          Thomas P. Benson
                                  accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, General         May 26, 1998
-----------------------------
                                  Counsel, Secretary and Director
           Howard J. Tytel
                *                 Vice President, Associate General         May 26, 1998
-----------------------------
                                  Counsel and Director
           Richard A. Liese
                *                 Director                                  May 26, 1998
-----------------------------
       James F. O'Grady, Jr.
                *                 Director                                  May 26, 1998
-----------------------------
              Paul Kramer
                *                 Director                                  May 26, 1998
-----------------------------
           Edward F. Dugan
                *                 Director                                  May 26, 1998
-----------------------------
             Brian Becker
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 26, 1998.


                                            Wolfgang Records



                                            By: /s/ Howard J. Tytel
                                                 ------------------------------

                                                 Howard J. Tytel,

                                                 Executive Vice President and
                                                 Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the registrant, its general partner or managing member, as the case may be, and in the capacities and on the dates indicated.




           SIGNATURE                                TITLE                         DATE
-------------------------------   ----------------------------------------- ---------------
                *                 Director                                  May 26, 1998
-----------------------------
       Robert F.X. Sillerman
                *                 Director                                  May 26, 1998
-----------------------------
         Nicholas P. Clainos
                *                 Director                                  May 26, 1998
-----------------------------
           Gregg D. Perloff
                *                 Director                                  May 26, 1998
-----------------------------
     Franklin D. Rockwell, Jr.
                *                 Chief Financial Officer and Vice          May 26, 1998
-----------------------------
                                  President (principal financial
          Thomas P. Benson
                                  and accounting officer)
         /s/ Howard J. Tytel      Executive Vice President, Secretary and   May 26, 1998
-----------------------------
                                  Director (principal executive officer)
           Howard J. Tytel
*By: /s/ Howard J. Tytel
    ------------------------
    Howard J. Tytel
    Attorney-in-fact
